UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2014

TIMKENSTEEL CORPORATION (Exact name of registrant as specified in its charter)

Ohio	1-36313	46-4024951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, SW, Canton, OH 44706-2798
(Address of Principal Executive Offices) (Zip Code)

(330) 438-3000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 31, 2014, TimkenSteel Corporation (the "Company") issued a press release announcing results for the second quarter of 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.
Additionally on July 31, 2014, the Company posted to the investor relations section of its website at http://timkensteel.com/ a presentation of supplemental financial information for its second quarter of 2014. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in Item 2.02 of the Current Report, including exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of TimkenSteel Corporation dated July 31, 2014.
99.2	Presentation of Second Quarter 2014 Supplemental Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMKENSTEEL CORPORATION

Date:	July 31, 2014	By:	/s/ Christopher J. Holding
Christopher J. Holding
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of TimkenSteel Corporation dated July 31, 2014.
99.2	Presentation of Second Quarter 2014 Supplemental Financial Information.